Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,994,780.69
Previously Paid Amount	0.00
Total Fee Amount	3,214.31
Total Offset Amount	0.00
Net Fee	$ 3,214.31